                                                                    Exhibit 10.4

          AMENDMENT NO. 3 AND CONSENT TO CERTAIN ACQUISITIONS TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

     THIS AMENDMENT NO. 3 AND CONSENT TO CERTAIN ACQUISITIONS TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "AMENDMENT") is made and entered into as of November 21, 2003 by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the "PARENT"), and each of its Subsidiaries listed on SCHEDULE 1 to the Credit Agreement referred to below (other than the Excluded Subsidiaries) (the Parent and such Subsidiaries herein collectively referred to as the "BORROWERS"), FLEET NATIONAL BANK ("FLEET") and the other financial institutions party to the Credit Agreement executing this Amendment (as defined below), and Fleet as administrative agent for itself and the other Lenders (in such capacity, the "ADMINISTRATIVE AGENT"). Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

     WHEREAS, the Borrowers, the Administrative Agent and the financial institutions referred to therein as Lenders (the "LENDERS"), are parties to a Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of January 24, 2003, as amended by an Amendment No. 1 and Release to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 30, 2003, and an Amendment No. 2 to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 26, 2003 (as otherwise amended and restated and in effect from time to time, the "CREDIT AGREEMENT"), pursuant to which the Lenders have extended credit to the Borrowers on the terms set forth therein;

     WHEREAS, the Parent has advised the Administrative Agent and the Lenders that it or its newly created Subsidiary, NEWSME Landfill Operations, LLC, wishes to enter into a landfill Operating Services Agreement with the State of Maine that would transfer the right to operate the West Old Town Landfill in Old Town Maine, to the Parent for a period of thirty (30) years, for consideration in the amount of (a) $12,500,000 payable in cash at the closing of such transaction,
(b) an additional $12,500,000 which will be payable either in cash at the closing of the transaction or by twenty (20) year revenue bonds serviced by the Parent through yearly service fee payments matching the required bond payments and supported by a Letter of Credit issued under the Credit Agreement, and (c) economic benefits totaling approximately $3,000,000 and upon such other terms and conditions as set forth in definitive operating documentation in the form to be provided to the Administrative Agent pursuant to Paragraph 2(a)(iv)(A) below (the "OLD TOWN OPERATING AGREEMENT")(the foregoing described transaction being referred to herein as the "OLD TOWN TRANSACTION");

     WHEREAS, the Parent has advised the Administrative Agent and the Lenders that it or its subsidiary New England Waste Services of N.Y., Inc., wishes to enter into an Operation, Management and Lease Agreement with the County of Ontario, New York to acquire the right to operate the Ontario County Landfill located in Seneca, New York for a twenty-five (25) year period commencing on or about January 1, 2004 for consideration of (a) $15,000,000 payable in cash at the closing of the transaction, (b) annual lease payments and other economic benefits over the twenty-five (25) year period totaling approximately $33,900,000, and (c) the purchase of all of the Ontario County Landfill's equipment for

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                                      - 2 -

$1,711,329 and upon such other terms and conditions as set forth in definitive documentation in the form to be provided to the Administrative Agent pursuant to Paragraph 2(b)(iii)(A) below (the "ONTARIO OML AGREEMENT") (the foregoing described transaction being referred to herein as the "ONTARIO TRANSACTION");

     WHEREAS, the Parent has advised the Administrative Agent and the Lenders that its Subsidiary, New England Waste Services of Massachusetts, Inc. ("NEWS"), has entered into a Construction, Operation and Management Agreement with the Town of Templeton, Massachusetts pursuant to which NEWS will engineer, permit, construct, operate, monitor and maintain the Templeton Sanitary Landfill located in Templeton, Massachusetts for a period of twenty (20) years, for consideration in the amount of (a) a maximum of $500,000 payable in cash at the closing of the transaction and (b) annual lease payments and other economic benefits over the twenty (20) year period totaling approximately $14,400,000 and upon such other terms and conditions as set forth in the documentation provided to the Administrative Agent (the "TEMPLETON COM AGREEMENT") (the foregoing described transaction being referred to herein as the "TEMPLETON TRANSACTION");

     WHEREAS, the Parent has advised the Administrative Agent and the Lenders that it wishes to cause a wholly owned subsidiary to acquire all of the issued and outstanding capital stock of Wood Recycling, Inc. ("WRI") a Massachusetts corporation, and merge such Subsidiary with and into WRI with WRI being the surviving entity for consideration in the approximate amount of (a) approximately $23,500,000 in assumed liabilities which will be repaid with Revolving Credit Loans simultaneous with the closing of the WRI Acquisition and
(b) an earn-out payable to the former stockholders of WRI and other consideration payable to the town of Southbridge of approximately $21,000,000, and upon such other terms and conditions as set forth in definitive documentation in the form to be provided to the Administrative Agent pursuant to Paragraph 2(c)(iii)(A) below (the "WRI PURCHASE AGREEMENT")(the foregoing described transaction being referred to herein as the "WRI ACQUISITION");

     WHEREAS, the consummation of each of the Old Town Transaction, the Ontario Transaction, the Templeton Transaction and the WRI Acquisition requires that the Borrowers obtain the consent of the Administrative Agent and the Required Lenders under Section 8.4.1(i) of the Credit Agreement and amendments to Sections 1.1 and 8.1 of the Credit Agreement; and

     WHEREAS, the Borrowers have requested that the Administrative Agent and the Required Lenders (a) amend the Credit Agreement to permit Indebtedness arising from landfill operating contract payments and (b) consent to each of the Old Town Transaction, the Ontario Transaction, the Templeton Transaction and the WRI Acquisition, and the Administrative Agent and the Required Lenders have agreed to make such amendment and grant such consents upon the terms and subject to the satisfaction of the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

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                                      - 3 -

     (a) The following new definitions are inserted in Section 1.1 of the Credit Agreement in appropriate alphabetical sequence therein:

          "AMENDMENT NO. 3. The Amendment No. 3 and Consent to Certain Acquisitions to Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 21, 2003 by and among the Borrowers, the Administrative Agent and the Lenders party thereto."

          "OLD TOWN TRANSACTION. As defined in the preamble of Amendment No. 3."

          "ONTARIO TRANSACTION. As defined in the preamble of Amendment No. 3."

          "TEMPLETON TRANSACTION As defined in the preamble of Amendment No. 3."

          "WRI ACQUISITION. As defined in the preamble of Amendment No. 3."

     (b) The definition of CONSOLIDATED EBITDA set forth in Section 1.1 of the Credit Agreement is amended by inserting the following new sentence at the end of such definition:

          "For the purposes of clarity it is agreed that (i) EBITDA arising from the Old Town Transaction shall not be included on a pro-forma basis but, shall be included on an actual basis as earned, and (ii) EBITDA arising from the Ontario Transaction, the Templeton Transaction, and the WRI Acquisition included under clause (e) of this definition shall not exceed in each case the amounts set forth beneath such transaction's or acquisition's name on Schedule 3 (EBITDA) attached hereto (as adjusted to give effect to actual EBITDA earned after the closing date of each such transaction or acquisition)."

     (c)  The definition of CONSOLIDATED TOTAL FUNDED DEBT set forth in Section
1.1 of the Credit Agreement is amended by (a) deleting the word "and" at the end of clause (iii) of such definition, (b) adding the word "and" at the end of clause (iv) of such definition, and (c) by adding the following clause (v) to such definition:

               "(v) Indebtedness arising from capitalization of landfill operating contract payments,"

     (d) Section 8.1 of the Credit Agreement (Restrictions on Indebtedness) is amended by (a) deleting the word "and" at the end of subsection (n) of such section, (b) deleting the period at the end of subsection (o) of such section and substituting in lieu thereof a semicolon and the word "and", and (c) by inserting the following new subsection (p) after subsection (o) of such section:

          "(p) Indebtedness of the Borrowers arising from capitalization of landfill operating contract payments; PROVIDED that the aggregate outstanding present value amount of such Indebtedness (calculated in accordance with GAAP) shall not exceed $125,000,000 at any time."

     (e) The Credit Agreement is further amended by adding a new Schedule 3 (EBITDA) in the form attached hereto.

     2.   CONSENT. The Administrative Agent and the Required Lenders hereby

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                                      - 4 -

consent to each of the Old Town Transaction, the Ontario Transaction, the Templeton Transaction and the WRI Acquisition, in each case, in accordance with the terms set forth in the Old Town Operating Agreement, the Ontario OML Agreement, the Templeton COM Agreement and the WRI Purchase Agreement, as the case may be. The foregoing consent is subject in each case to the following:

          (a)  with respect to the Old Town Transaction:

                    (i) The Administrative Agent shall receive a Compliance Certificate dated as of the closing date of the Old Town Transaction and after giving effect to the other transactions contemplated by this Amendment which have been consummated prior to such date demonstrating compliance with the financial covenants contained in Section 9 of the Credit Agreement on a pro forma historical combined basis as if the Old Town Transaction had occurred on the first day of the applicable fiscal period. EBITDA arising from the Old Town Transaction shall not be included on a pro-forma basis in the calculations for the Compliance Certificate.

                    (ii) The Administrative Agent shall have received a certificate from the CFO of the Parent, dated as of the closing date of the Old Town Transaction, certifying compliance with the conditions set forth in clauses (b), (c) and (d) of Section 8.4.1 of the Credit Agreement.

                    (iii) Not later than five (5) Business Days after the closing date of the Old Town Transaction, the Administrative Agent shall have received a Joinder Agreement in the form of EXHIBIT F to the Credit Agreement, duly executed and delivered by NEWSME Landfill Operations, LLC, together with all of the documentation required to be delivered by the Borrowers pursuant to Section 4 of such Joinder Agreement, and such Joinder Agreement shall be in full force and effect.

                    (iv) Not later than seven (7) days prior to the closing date of the Old Town Transaction, the Administrative Agent shall have been furnished with (A) a copy of the definitive documentation with respect to the Old Town Transaction, including all exhibits and schedules thereto, which shall contain terms generally consistent with those contained in the Narrative History prepared by the Parent and provided to the Administrative Agent on or about October 23, 2003 and shall otherwise be in form and substance satisfactory to the Administrative Agent and (B) financial projections and audited, if available, or otherwise unaudited, financial statements of the Old Town landfill with respect to the preceding two (2) fiscal years of the Old Town landfill, or such shorter period of time as it has been in existence, which shall be in form and substance satisfactory to the Administrative Agent.

                    (v) Not later than seven (7) days prior to the closing date of the Old Town Transaction, the Parent shall deliver to the Administrative Agent (X) a summary of the results of its standard due diligence review undertaken in connection with the Old Town Transaction and (Y) a review by a Consulting Engineer and a copy of the Consulting Engineer's report, which

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                                      - 5 -

               in each case, shall be in form and substance satisfactory to the Administrative Agent.

                    (vi) All necessary approvals from the State of Maine or other relevant governing body with respect to the closing date of the transactions contemplated by the Old Town Transaction shall have been obtained by the Borrowers.

               (b)  with respect to the Ontario Transaction:

                    (i) The Administrative Agent shall receive a Compliance Certificate dated as of the closing date of the Ontario Transaction and after giving effect to the other transactions contemplated by this Amendment which have been consummated prior to such date demonstrating compliance with the financial covenants contained in Section 9 of the Credit Agreement on a pro forma historical combined basis as if the Ontario Transaction had occurred on the first day of the applicable fiscal period. EBITDA for the Ontario Transaction included in the Compliance Certificate on a pro-forma basis shall be equal to the amount set forth for the Ontario Transaction on the attached Schedule 3 (EBITDA) to the Credit Agreement.

                    (ii) The Administrative Agent shall have received a certificate from the CFO of the Parent, dated as of the closing date of the Ontario Transaction, certifying compliance with the conditions set forth in clauses (b), (c) and (d) of Section 8.4.1 of the Credit Agreement.

                    (iii) Not later than seven (7) days prior to the closing date of the Ontario Transaction, the Administrative Agent shall have been furnished with (A) a copy of the definitive documentation with respect to the Ontario Transaction, including all exhibits and schedules thereto which shall contain terms generally consistent with those contained in the transaction description prepared by the Parent and provided to the Administrative Agent on or about October 23, 2003 and shall otherwise be in form and substance satisfactory to the Administrative Agent and (B) financial projections and audited, if available, or otherwise unaudited, financial statements of the Ontario landfill with respect to the preceding two (2) fiscal years of the Ontario landfill, or such shorter period of time as it has been in existence, which shall be in form and substance satisfactory to the Administrative Agent.

                    (iv) Not later than seven (7) days prior to the closing date of the Ontario Transaction, the Parent shall deliver to the Administrative Agent (X) a summary of the results of its standard due diligence review undertaken in connection with the Ontario Transaction and (Y) a review by a Consulting Engineer and a copy of the Consulting Engineer's report, which in each case, shall be in form and substance satisfactory to the Administrative Agent.

                    (v) All necessary approvals by the board of supervisors of the Ontario County Landfill with respect to the consummation of the

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                                      - 6 -

               transactions contemplated by the Ontario Transaction shall have been obtained by the Borrowers.

               (c)  with respect to the Templeton Transaction:

                    (i) The Administrative Agent shall receive a Compliance Certificate dated as of the closing date of the Templeton Transaction and after giving effect to the other transactions contemplated by this Amendment which have been consummated prior to such date demonstrating compliance with the financial covenants contained in Section 9 of the Credit Agreement on a pro forma historical combined basis as if the Templeton Transaction had occurred on the first day of the applicable fiscal period. EBITDA for the Templeton Transaction included in the Compliance Certificate on a pro-forma basis shall be equal to the amount set forth for the Templeton Transaction on the attached Schedule 3 (EBITDA) to the Credit Agreement.

                    (ii) The Administrative Agent shall have received a certificate from the CFO of the Parent, dated as of the closing date of the Templeton Transaction, certifying compliance with the conditions set forth in clauses (b), (c) and (d) of Section 8.4.1 of the Credit Agreement.

                    (iii) Not later than seven (7) days prior to the closing date of the Templeton Transaction, the Administrative Agent shall have been furnished with (A) a copy of the definitive documentation with respect to the Templeton Transaction, including all exhibits and schedules thereto which shall contain terms generally consistent with those contained in the transaction description prepared by the Parent and provided to the Administrative Agent on or about November 7, 2003 and shall otherwise be in form and substance satisfactory to the Administrative Agent and (B) financial projections and audited, if available, or otherwise unaudited, financial statements of the Templeton Sanitary Landfill with respect to the preceding two (2) fiscal years of the Templeton Sanitary Landfill, or such shorter period of time as it has been in existence, which shall be in form and substance satisfactory to the Administrative Agent.

                    (iv) Not later than seven (7) days prior to the closing date of the Templeton Transaction, the Parent shall deliver to the Administrative Agent (X) a summary of the results of its standard due diligence review undertaken in connection with the Templeton Transaction and (Y) a review by a Consulting Engineer and a copy of the Consulting Engineer's report, which in each case, shall be in form and substance satisfactory to the Administrative Agent.

                    (v) All necessary approvals by the Town of Templeton or the required governing body or members of the Templeton Sanitary Landfill with respect to the consummation of the transactions contemplated by the Templeton Transaction shall be obtained by the Borrower.

               (d)  with respect to the WRI Acquisition:

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                                      - 7 -

                    (i) The Administrative Agent shall receive a Compliance Certificate dated as of the closing date of the WRI Acquisition and after giving effect to the other transactions contemplated by this Amendment which have been consummated prior to such date demonstrating compliance with the financial covenants contained in Section 9 of the Credit Agreement on a pro forma historical combined basis as if the WRI Acquisition had occurred on the first day of the applicable fiscal period. EBITDA for the WRI Acquisition included in the Compliance Certificate on a pro-forma basis shall be equal to the amount set forth for the WRI Acquisition on the attached Schedule 3 (EBITDA) to the Credit Agreement.

                    (ii) The Administrative Agent shall have received a certificate from the CFO of the Parent, dated as of the closing date of the WRI Acquisition, certifying compliance with the conditions set forth in clauses (b), (c) and (d) of Section 8.4.1 of the Credit Agreement.

                    (iii) Not later than five (5) Business Days after the closing date of the WRI Acquisition, the Administrative Agent shall have received a Joinder Agreement in the form of EXHIBIT F to the Credit Agreement, duly executed and delivered by WRI, together with all of the documentation required to be delivered by the Borrowers pursuant to Section 4 of such Joinder Agreement, and such Joinder Agreement shall be in full force and effect.

                    (iv) Not later than five (5) Business Days after the closing date of the WRI Acquisition, the Administrative Agent shall have received original stock certificates representing all of the issued and outstanding shares of capital stock of WRI, together with undated stock powers duly executed in blank by the Parent, which shall be held by the Administrative Agent, for the benefit of the Lenders and the Agent, as Collateral for the Obligations pursuant to the terms of the Credit Agreement and the Pledge Agreement.

                    (v) Not later than seven (7) days prior to the closing date of the WRI Acquisition, the Administrative Agent shall have been furnished with (A) a copy of the definitive purchase documentation with respect to the WRI Acquisition, including all exhibits and schedules thereto which shall contain terms generally consistent with those contained in the transaction description prepared by the Parent and provided to the Administrative Agent on or about October 23, 2003 and shall otherwise be in form and substance satisfactory to the Administrative Agent and (B) financial projections and audited, if available, or otherwise unaudited, financial statements of WRI with respect to the preceding two (2) fiscal years of WRI, or such shorter period of time as it has been in existence, which shall be in form and substance satisfactory to the Administrative Agent.

                    (vi) Prior to the consummation of the WRI Acquisition, the Parent shall deliver to the Administrative Agent (X) a summary of the results of its standard due diligence review undertaken in connection with the WRI Acquisition and (Y) a review by a Consulting Engineer and a copy of the

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                                      - 8 -

               Consulting Engineer's report, which in each case, shall be in form and substance satisfactory to the Administrative Agent.

                    (vii) All approvals of the board of directors of WRI and, if applicable the required percentage of shareholders of WRI, in each case with respect to the consummation by WRI of the transactions contemplated by the WRI Purchase Agreement shall have been obtained by the Borrowers.

     3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective when the Administrative Agent shall have received a counterpart signature page to this Amendment duly executed and delivered by each of the Borrowers and the Required Lenders.

     4. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represents and warrants to the Lenders and the Administrative Agent as follows:

               (a) The execution, delivery and performance of each of this Amendment and the transactions contemplated hereby and thereby are within the corporate or equivalent company power and authority of such Borrower and have been or will be authorized by proper corporate or equivalent company proceedings, and do not (i) require any consent or approval of the equity holders of such Borrower which has not been obtained, (ii) contravene any provision of the constituent documents of such Borrower or any law, rule or regulation applicable to such Borrower, or (iii) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument or undertaking binding on such Borrower.

               (b) This Amendment and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

               (c) The execution, delivery and performance of this Amendment does not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

               (d) The representations and warranties contained in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement as amended by this Amendment and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

               (e) After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement will occur or be continuing.

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                                      - 9 -

     5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

     6. NO IMPLIED WAIVER. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or the Lenders to grant any similar or future consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

     7. COUNTERPARTS; GOVERNING LAW. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. THIS CONSENT SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED AS AN INSTRUMENT UNDER SEAL IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REFERENCE TO CONFLICTS OF LAW. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission in which the actual signature is evident, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall re-execute original forms hereof and deliver them to all other parties. No party hereto shall raise the use of a facsimile machine or other electronic transmission in which the actual signature is evident to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic transmission in which the actual signature is evident as a defense to the formation of a contract and each party forever waives such defense.

     8. DOLLAR AMOUNTS. All dollar amounts set forth herein which are payable in the future are reflected in this amendment on a present discounted value basis (calculated in accordance with GAAP).

     IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment under seal as of the date first set forth above.

                                   FLEET NATIONAL BANK
                                   individually and as Administrative Agent

                                   By:    /s/ MARIA DE FARIA E MAIA
                                      --------------------------------
                                   Name:  Maria de Faria e Maia
                                        ------------------------------
                                   Title: Managing Director
                                         -----------------------------


Signature pages to Amendment No. 3 and Consent

                                   BANK OF AMERICA, N.A.


                                   By:   /s/ JONATHAN M. PHILLIPS
                                      --------------------------------
                                      Name:  Jonathan M. Phillips
                                      Title: Vice President


Signature pages to Amendment No. 3 and Consent

      BORROWERS:

      CASELLA WASTE SYSTEMS, INC.
      ALL CYCLE WASTE, INC.
      ALTERNATE ENERGY, INC.
      ATLANTIC COAST FIBERS, INC.
      B. AND C. SANITATION CORPORATION
      BLASDELL DEVELOPMENT GROUP, INC.
      BRISTOL WASTE MANAGEMENT, INC.
      CASELLA TRANSPORTATION, INC.
      CASELLA WASTE MANAGEMENT OF MASSACHUSETTS, INC.
      CASELLA WASTE MANAGEMENT OF N.Y., INC.
      CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC.
      CASELLA WASTE MANAGEMENT, INC.
      CV LANDFILL, INC.
      DATA DESTRUCTION SERVICES, INC.
      FAIRFIELD COUNTY RECYCLING, INC.
      FCR CAMDEN, INC.
      FCR FLORIDA, INC.
      FCR GREENSBORO, INC.
      FCR GREENVILLE, INC.
      FCR MORRIS, INC.
      FCR REDEMPTION, INC.
      FCR TENNESSEE, INC.
      FCR, INC.
      FOREST ACQUISITIONS, INC.
      GRASSLANDS INC.
      HAKES C & D DISPOSAL, INC.
      HARDWICK LANDFILL, INC.
      HIRAM HOLLOW REGENERATION CORP.
      K-C INTERNATIONAL, LTD.
      KTI BIO FUELS, INC.
      KTI ENVIRONMENTAL GROUP, INC.
      KTI NEW JERSEY FIBERS, INC.
      KTI OPERATIONS INC.
      KTI RECYCLING OF NEW ENGLAND, INC.
      KTI SPECIALTY WASTE SERVICES, INC.
      KTI, INC.


      By:      /s/ RICHARD A. NORRIS
         -----------------------------------
          Name:   Richard A. Norris
          Title: Vice President and Treasurer


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


Signature pages to Amendment No. 3 and Consent

      MECKLENBURG COUNTY RECYCLING, INC.
      NATURAL ENVIRONMENTAL, INC.
      NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC.
      NEW ENGLAND WASTE SERVICES OF ME, INC.
      NEW ENGLAND WASTE SERVICES OF N.Y., INC.
      NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
      NEW ENGLAND WASTE SERVICES, INC.
      NEWBURY WASTE MANAGEMENT, INC.
      NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.
      NORTHERN PROPERTIES CORPORATION OF PLATTSBURGH
      NORTHERN SANITATION, INC.
      PERC, INC.
      PINE TREE WASTE, INC.
      R.A. BRONSON INC.
      RESOURCE RECOVERY OF CAPE COD, INC.
      RESOURCE RECOVERY SYSTEMS OF SARASOTA, INC.
      RESOURCE RECOVERY SYSTEMS, INC.
      RESOURCE TRANSFER SERVICES, INC.
      RESOURCE WASTE SYSTEMS, INC.
      SCHULTZ LANDFILL, INC.
      SUNDERLAND WASTE MANAGEMENT,    INC.
      U.S. FIBER, INC.
      WASTE-STREAM INC.
      WESTFIELD DISPOSAL SERVICE, INC.
      WINTERS BROTHERS, INC.


      By:      /s/ RICHARD A. NORRIS
         -----------------------------------
      Name:  Richard A. Norris
      Title: Vice President and Treasurer


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


Signature pages to Amendment No. 3 and Consent

          CASELLA NH INVESTORS CO., LLC

          By: KTI, Inc., its sole member

          By:     /s/ RICHARD A. NORRIS
              --------------------------------------
          Name:    Richard A. Norris
          Title:  Vice President and Treasurer


          CASELLA NH POWER CO., LLC

          By: KTI, Inc., its sole member

          By:     /s/ RICHARD A. NORRIS
              --------------------------------------
          Name:    Richard A. Norris
          Title:  Vice President and Treasurer


          CASELLA RTG INVESTORS CO., LLC

          By: Casella Waste Systems, Inc., its sole member

          By:     /s/ RICHARD A. NORRIS
              --------------------------------------
          Name:    Richard A. Norris
          Title:  Chief Financial Officer and Treasurer


          CWM ALL WASTE LLC


          By:     /s/ RICHARD A. NORRIS
              --------------------------------------
          Name:   Richard A. Norris
          Title:  Duly Authorized Agent


          GROUNDCO LLC


          By:     /s/ RICHARD A. NORRIS
              --------------------------------------
          Name:   Richard A. Norris
          Title:  Duly Authorized Agent


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature pages to Amendment No. 3 and Consent

          THE HYLAND FACILITY ASSOCIATES


          By:     /s/ RICHARD A. NORRIS
              --------------------------------------
          Name:   Richard A. Norris
          Title:  Duly Authorized Agent


          NEWSME LANDFILL OPERATIONS LLC


          By:     /s/ RICHARD A. NORRIS
              --------------------------------------
          Name:   Richard A. Norris
          Title:  Duly Authorized Agent


          ROCKINGHAM SAND & GRAVEL, LLC


          By:     /s/ RICHARD A. NORRIS
              --------------------------------------
          Name:   Richard A. Norris
          Title:  Duly Authorized Agent


          TEMPLETON LANDFILL LLC


          By:     /s/ RICHARD A. NORRIS
              --------------------------------------
          Name:   Richard A. Norris
          Title:  Duly Authorized Agent


          [SIGNATURES CONTINUED ON FOLLOWING PAGE]


Signature pages to Amendment No. 3 and Consent

          MAINE ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP

          By: KTI Environmental Group, Inc., general partner

          By:    /s/ RICHARD A. NORRIS
              --------------------------------------
          Name:   Richard A. Norris
          Title: Vice President and Treasurer


          PERC MANAGEMENT COMPANY LIMITED PARTNERSHIP

          By: PERC, Inc., general partner

          By:    /s/ RICHARD A. NORRIS
              --------------------------------------
          Name:   Richard A. Norris
          Title: Vice President and Treasurer


          ROCHESTER ENVIRONMENTAL PARK, LLC


          By:    /s/ RICHARD A. NORRIS
              --------------------------------------
          Name:   Richard A. Norris
          Title: Duly Authorized Agent


Signature pages to Amendment No. 3 and Consent